EXHIBIT 99.1

                            Travel Related Services
                        Selected Financial Information
                                  (Unaudited)
Quarters Ended
(Millions)
                                                GAAP Basis              Securitization Effect             Managed Basis
                                       ---------------------------- -----------------------------  ----------------------------
                                       March 31, June 30, Sept. 30, March 31,  June 30, Sept. 30,  March 31, June 30, Sept. 30,
                                          2004       2004      2004      2004      2004      2004       2004     2004      2004
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
Net revenues:
  Discount revenue                      $ 2,368  $ 2,529   $ 2,535
  Lending:
    Finance charge revenue                  668      697       714     $ 539     $ 489     $ 573    $ 1,207  $ 1,186   $ 1,287
    Interest expense                        127      136       152        83        61       108        210      197       260
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
      Net finance charge revenue            541      561       562       456       428       465        997      989     1,027
  Net card fees                             472      472       474
  Travel commissions and fees               417      468       426
  Other commissions and fees                510      551       563        53        50        53        563      601       616
  Travelers Cheque investment income         93       95        96
  Securitization income, net                230      282       295      (230)     (282)     (295)         -        -         -
  Other                                     419      420       411
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
        Total net revenues                5,050    5,378     5,362       279       196       223      5,329    5,574     5,585
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
Expenses:
  Marketing, promotion, rewards
      and cardmember services             1,023    1,225     1,280        (4)       (6)       (6)     1,019    1,219     1,274
  Provision for losses and claims:
    Charge card                             198      189       206
    Lending                                 287      314       233       287       205       232        574      519       465
    Other                                    29       33        84
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
      Total                                 514      536       523       287       205       232        801      741       755
  Charge card interest expense              168      175       174
  Human resources                         1,065    1,081     1,074
  Other operating expenses:
    Professional services                   469      488       525
    Occupancy and equipment                 308      313       313
    Communications                          121      114       112
    Other                                   409      367       314        (4)       (3)       (3)       405      364       311
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
      Total                               1,307    1,282     1,264        (4)       (3)       (3)     1,303    1,279     1,261
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
        Total expenses                    4,077    4,299     4,315     $ 279     $ 196     $ 223    $ 4,356  $ 4,495   $ 4,538
                                       --------- -------- ---------  -------- --------- ---------  --------- -------- ---------
Pretax income                               973    1,079     1,047
Income tax provision                        308      347       321
                                       --------- -------- ---------
Net income                                $ 665    $ 732     $ 726
                                       ========= ======== =========

Securitization income, net represents revenue relating to the Company's retained interests in securitized loan receivables, which includes non-credit provision components of the net gains or charges from securitization activities, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 assumes that the impact of this net activity of $8 million, $9 million and $9 million, respectively, from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million, $6 million and $6 million, respectively, and other operating expenses of $4 million, $3 million and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

                            Travel Related Services
                        Selected Financial Information
                                  (Unaudited)
Quarters Ended
(Millions)
                                                GAAP Basis                  Securitization Effect           Managed Basis
                                      -------------------------------    ---------------------------  ---------------------------
                                       March 31,          June 30,        March 31,      June 30,      March 31,      June 30,
                                          2003              2003            2003           2003          2003           2003
                                      -------------     -------------    ------------   ------------  ------------   ------------
Net revenues:
  Discount revenue                         $ 1,976           $ 2,152
  Lending:
    Finance charge revenue                     681               598           $ 489          $ 566       $ 1,170        $ 1,164
    Interest expense                           129               115              64             95           193            210
                                      -------------     -------------    ------------   ------------  ------------   ------------
      Net finance charge revenue               552               483             425            471           977            954
  Net card fees                                451               455
  Travel commissions and fees                  340               373
  Other commissions and fees                   464               457              50             45           514            502
  Travelers Cheque investment income            92                92
  Securitization income, net                   211               300            (211)          (300)            -              -
  Other                                        400               422
                                      -------------     -------------    ------------   ------------  ------------   ------------
        Total net revenues                   4,486             4,734             264            216         4,750          4,950
                                      -------------     -------------    ------------   ------------  ------------   ------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                  761               918             (26)           (48)          735            870
  Provision for losses and claims:
    Charge card                                208               205
    Lending                                    331               278             307            297           638            575
    Other                                       31                37
                                      -------------     -------------    ------------   ------------  ------------   ------------
      Total                                    570               520             307            297           877            817
  Charge card interest expense                 209               204
  Human resources                              916               965
  Other operating expenses:
    Professional services                      445               465
    Occupancy and equipment                    253               283
    Communications                             113               113
    Other                                      361               329             (17)           (33)          344            296
                                      -------------     -------------    ------------   ------------  ------------   ------------
      Total                                  1,172             1,190             (17)           (33)        1,155          1,157
                                      -------------     -------------    ------------   ------------  ------------   ------------
        Total expenses                       3,628             3,797           $ 264          $ 216       $ 3,892        $ 4,013
                                      -------------     -------------    ------------   ------------  ------------   ------------
Pretax income                                  858               937
Income tax provision                           274               303
                                      -------------     -------------
Net income                                   $ 584             $ 634
                                      =============     =============


Securitization income, net represents revenue relating to the Company's retained interests in securitized loan receivables, which includes non-credit provision components of the net gains or charges from securitization activities, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended March 31, 2003 and June 30, 2003 assumes that the impact of this net activity of $43 million and $81 million, respectively, from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $26 million and $48 million, respectively, and other operating expenses of $17 million and $33 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.


                            Travel Related Services
                        Selected Financial Information
                                  (Unaudited)
Quarters Ended
(Millions)
                                               GAAP Basis                  Securitization Effect              Managed Basis
                                      ------------------------------  -------------------------------  -----------------------------
                                      September 30,    December 31,    September 30,     December 31,    September 30,  December 31,
                                          2003             2003             2003             2003            2003           2003
                                      --------------  --------------  ---------------  --------------  -------------  --------------
Net revenues:
  Discount revenue                          $ 2,221         $ 2,432
  Lending:
    Finance charge revenue                      592             654            $ 585           $ 532        $ 1,177         $ 1,186
    Interest expense                            116             123               74              84            190             207
                                      --------------  --------------  ---------------  --------------  -------------  --------------
      Net finance charge revenue                476             531              511             448            987             979
  Net card fees                                 462             467
  Travel commissions and fees                   349             445
  Other commissions and fees                    465             515               45              53            510             568
  Travelers Cheque investment income             90              93
  Securitization income, net                    301             293             (301)           (293)             -               -
  Other                                         394             435
                                      --------------  --------------  ---------------  --------------  -------------  --------------
        Total net revenues                    4,758           5,211              255             208          5,013           5,419
                                      --------------  --------------  ---------------  --------------  -------------  --------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                   994           1,141                -               -            994           1,141
  Provision for losses and claims:
    Charge card                                 213             227
    Lending                                     279             330              255             208            534             538
    Other                                        31              28
                                      --------------  --------------  ---------------  --------------  -------------  --------------
      Total                                     523             585              255             208            778             793
  Charge card interest expense                  186             187
  Human resources                               938           1,003
  Other operating expenses:
    Professional services                       481             567
    Occupancy and equipment                     292             371
    Communications                              110             116
    Other                                       342             357                -               -            342             357
                                      --------------  --------------  ---------------  --------------  -------------  --------------
      Total                                   1,225           1,411                -               -          1,225           1,411
                                      --------------  --------------  ---------------  --------------  -------------  --------------
        Total expenses                        3,866           4,327            $ 255           $ 208        $ 4,121         $ 4,535
                                      --------------  --------------  ---------------  --------------  -------------  --------------
Pretax income                                   892             884
Income tax provision                            286             278
                                      --------------  --------------
Net income                                    $ 606           $ 606
                                      ==============  ==============

Securitization income, net represents revenue relating to the Company's retained interests in securitized loan receivables, which includes non-credit provision components of the net gains or charges from securitization activities, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. There was no new securitizations during the quarters ended September 30, 2003 or December 31, 2003.

                            Travel Related Services
                        Selected Financial Information
                                 (unaudited)

Years Ended December 31,
(Millions)
                                                 GAAP Basis                 Securitization Effect             Managed Basis
                                      --------------------------------  ----------------------------  ------------------------------
                                           2003             2002            2003           2002           2003            2002
                                      ---------------   --------------  -------------  -------------  --------------  --------------
Net revenues:
  Discount revenue                           $ 8,781          $ 7,931
  Lending:
    Finance charge revenue                     2,525            2,338        $ 2,172        $ 2,166         $ 4,697         $ 4,504
    Interest expense                             483              510            317            340             800             850
                                      ---------------   --------------  -------------  -------------  --------------  --------------
      Net finance charge revenue               2,042            1,828          1,855          1,826           3,897           3,654
  Net card fees                                1,835            1,726
  Travel commissions and fees                  1,507            1,408
  Other commissions and fees                   1,901            1,833            193            185           2,094           2,018
  Travelers Cheque investment income             367              375
  Securitization income, net                   1,105            1,049         (1,105)        (1,049)              -               -
  Other                                        1,651            1,571              -            (14)          1,651           1,557
                                      ---------------   --------------  -------------  -------------  --------------  --------------
        Total net revenues                    19,189           17,721            943            948          20,132          18,669
                                      ---------------   --------------  -------------  -------------  --------------  --------------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                  3,814            3,027            (74)           (81)          3,740           2,946
  Provision for losses and claims:
    Charge card                                  853              960
    Lending                                    1,218            1,369          1,067          1,098           2,285           2,467
    Other                                        127              149
                                      ---------------   --------------  -------------  -------------  --------------  --------------
      Total                                    2,198            2,478          1,067          1,098           3,265           3,576
  Charge card interest expense                   786            1,001              -            (14)            786             987
  Human resources                              3,822            3,503
  Other operating expenses:
    Professional services                      1,958            1,693
    Occupancy and equipment                    1,199            1,102
    Communications                               452              443
    Other                                      1,389            1,394            (50)           (55)          1,339           1,339
                                      ---------------   --------------  -------------  -------------  --------------  --------------
      Total                                    4,998            4,632            (50)           (55)          4,948           4,577
                                      ---------------   --------------  -------------  -------------  --------------  --------------
        Total expenses                        15,618           14,641          $ 943          $ 948        $ 16,561        $ 15,589
                                      ---------------   --------------  -------------  -------------  --------------  --------------
Pretax income                                  3,571            3,080
Income tax provision                           1,141              945
                                      ---------------   --------------
Net income                                   $ 2,430          $ 2,135
                                      ===============   ==============

Securitization income, net represents revenue relating to the Company's retained interests in securitized loan receivables, which includes non-credit provision components of the net gains or charges from securitization activities, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the above managed Selected Financial Information for the years ended December 31, 2003 and 2002 assumes that the impact of this net activity of $124 million and $136 million, respectively, from lending securitizations was offset by higher marketing, promotion, rewards and cardmember services expenses of $74 million and $81 million, respectively, and other operating expenses of $50 million and $55 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

                      American Express Financial Advisors
                             Statements of Income
                                  (Unaudited)

Quarters Ended
(Millions)

                                                             March 31,          June 30,        September 30,
                                                                2004              2004              2004
                                                           ---------------   ---------------    --------------
Revenues:
  Net investment income                                             $ 556             $ 603             $ 581
  Investment management and service fees                              429               411 (A)           429
  Distribution fees                                                   352               315               304
  Variable annuity and variable life insurance charges                109               111               111
  Life and health insurance premiums                                   86                88                91
  Property-casualty insurance premiums                                 96               103               109
  Other                                                               100               106                89
                                                           ---------------   ---------------    --------------
    Total revenues                                                  1,728             1,737             1,714
                                                           ---------------   ---------------    --------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                               283               280               279
    Benefits on insurance and annuities                                99               124               112
    Interest credited on investment certificates                       45                48                45
    Losses and expenses on property-casualty insurance                 74                80                84
                                                           ---------------   ---------------    --------------
      Total                                                           501               532               520
  Human resources - Field                                             348               333 (A)           312
  Human resources - Non-field                                         221               210               235
  Amortization of deferred acquisition costs                           64               125               100
  Other                                                               277               273               290
                                                           ---------------   ---------------    --------------
    Total expenses                                                  1,411             1,473             1,457
                                                           ---------------   ---------------    --------------
Pretax income before accounting change                                317               264               257
Income tax provision                                                   89                90                71
                                                           ---------------   ---------------    --------------
Income before accounting change                                       228               174               186
Cumulative effect of accounting change, net of tax                    (71)                -                 -
                                                           ---------------   ---------------    --------------
Net income                                                          $ 157             $ 174             $ 186
                                                           ===============   ===============    ==============

(A) A reclassification, relating to certain Threadneedle activities ($26 million in the second quarter 2004), reducing Human resources - Field expenses and Investment management and service fees revenue has been reflected. This reclassification will also be reflected in Management and distribution fees revenues and Human resources expenses in American Express Company's Consolidated Statement of Income.

                      American Express Financial Advisors
                             Statements of Income
                                 (unaudited)

(Millions)
                                                                      Quarters Ended                             Years Ended
                                           -----------------------------------------------------------  ----------------------------
                                               March 31,       June 30,  September 30,   December 31,    December 31,   December 31,
                                                    2003           2003           2003           2003           2003           2002
                                           --------------  -------------  -------------   ------------  ----------------------------
Revenues:
  Net investment income                            $ 558          $ 571          $ 551          $ 599        $ 2,279        $ 2,058
  Investment management and service fees             292            308            321            415(A)       1,336(A)       1,316
  Distribution fees                                  230            263            285            314          1,092            976
  Variable annuity and variable life
    insurance charges                                102            109            106            107            424            416
  Life and health insurance premiums                  84             86             87             94            351            334
  Property-casualty insurance premiums                68             75             83            100            326            229
  Other                                               77             84             92             81            334            288
                                           --------------  -------------  -------------   ------------  -------------   ------------
    Total revenues                                 1,411          1,496          1,525          1,710          6,142          5,617
                                           --------------  -------------  -------------   ------------  -------------   ------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities and
      universal life-type contracts                  299            311            308            306          1,224          1,158
    Benefits on insurance and annuities              113             97            117            113            440            436
    Interest credited on
       investment certificates                        41             59             46             55            201            183
    Losses and expenses on
       property-casualty insurance                    53             59             64             81            257            177
                                           --------------  -------------  -------------   ------------  -------------   ------------
      Total                                          506            526            535            555          2,122          1,954
  Human resources - Field                            228            259            285            295(A)       1,067(A)         979
  Human resources - Non-field                        173            177            173            206            729            598
  Amortization of deferred acquisition
     costs                                           131            118            125            102            476            558
  Other                                              195            207            183            304            889            663
                                           --------------  -------------  -------------   ------------  -------------   ------------
    Total expenses                                 1,233          1,287          1,301          1,462          5,283          4,752
                                           --------------  -------------  -------------   ------------  -------------   ------------
Pretax income before accounting change               178            209            224            248            859            865
Income tax provision                                  45             52             27             53            177            233
                                           --------------  -------------  -------------   ------------  -------------   ------------
Income before accounting change                      133            157            197            195            682            632
Cumulative effect of accounting change,
   net of tax                                          -              -              -            (13)           (13)             -
                                           --------------  -------------  -------------   ------------  -------------   ------------
Net income                                         $ 133          $ 157          $ 197          $ 182          $ 669          $ 632
                                           ==============  =============  =============   ============  =============   ============

(A) A reclassification, relating to certain Threadneedle activities ($30 million in the fourth quarter 2003), reducing Human resources - Field expenses and Investment management and service fees revenue has been reflected. This reclassification will also be reflected in Management and distribution fees revenues and Human resources expenses in American Express Company's Consolidated Statement of Income.

                             American Express Bank
                       Selected Statistical Information
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                  Quarters Ended
                                                  ---------------------------------------------
                                                     March 31,         June 30,  September 30,
                                                         2004             2004           2004
                                                  -------------    -------------  -------------

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS Loans (A)                                  $ 5.1            $ 5.2          $ 5.1

Non-CFS loan loss reserves (millions):
  Beginning balance                                       $ 59             $ 61           $ 62
    Provision                                                -                2              2
    Net charge-offs                                          2               (5)            (6)
    Other                                                    -                4             (1)
                                                  -------------    -------------  -------------
  Ending balance                                          $ 61             $ 62           $ 57
                                                  =============    =============  =============
    % of Non-CFS loans                                    1.2%             1.2%           1.1%
  Total non-performing loans (millions)                   $ 69             $ 50           $ 32

CFS loans:
Total CFS Loans (B)                                      $ 1.3            $ 1.3          $ 1.3
  Past due as a % of total CFS loans:
    30-89 days past due                                   4.6%             4.6%           4.3%
    90+ days past due                                     0.9%             0.9%           0.8%

CFS loan loss reserves (millions):
  Beginning balance                                       $ 54             $ 45           $ 41
    Provision                                                7               10              9
    Net charge-offs                                        (16)             (13)           (11)
    Other                                                    -               (1)             -
                                                  -------------    -------------  -------------
  Ending balance                                          $ 45             $ 41           $ 39
                                                  =============    =============  =============
    % of CFS loans                                        3.4%             3.1%           2.9%
    % of 30 days past due CFS loans                        62%              57%            57%
  Net write-off                                           4.9%             4.0%           3.6%

Assets owned, managed / administered
  Owned                                                 $ 13.8           $ 14.1         $ 13.4
  Managed / administered                                  16.8             16.9           17.6
                                                  -------------    -------------  -------------
    Total                                               $ 30.6           $ 31.0         $ 31.0
                                                  =============    =============  =============

(A) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(B) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.


                             American Express Bank
                       Selected Statistical Information
                                 (Unaudited)

(Billions, except percentages and where indicated)

                                                                 Quarters Ended                                 Years Ended
                                             --------------------------------------------------------   ----------------------------
                                                March 31,      June 30,  September 30,   December 31,    December 31,   December 31,
                                                     2003          2003           2003           2003             2003          2002
                                             ------------- -------------  ------------  -------------    -------------  ------------

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (A)                             $ 4.2         $ 4.3         $ 4.8          $ 5.1            $ 5.1         $ 4.0

Non-CFS loan loss reserves (millions):
  Beginning balance                                  $ 92          $ 82          $ 82           $ 61             $ 92         $ 103
    Provision                                           2             5             2              -                9             7
    Net charge-offs                                    (9)           (5)          (23)            (2)             (39)          (38)
    Other                                              (3)            -             -              -               (3)           20
                                             ------------- -------------  ------------  -------------    -------------  ------------
  Ending balance                                     $ 82          $ 82          $ 61           $ 59             $ 59          $ 92
                                             ============= =============  ============  =============    =============  ============
    % of Non-CFS loans                               1.9%          1.8%          1.3%           1.1%             1.1%          2.3%
  Total non-performing loans (millions)             $ 106         $ 102          $ 84           $ 78             $ 78         $ 119

CFS loans:
Total CFS Loans (B)                                 $ 1.5         $ 1.5         $ 1.4          $ 1.4            $ 1.4         $ 1.6
  Past due as a % of total CFS loans:
    30-89 days past due                              4.0%          4.5%          4.3%           5.6%             5.6%          4.5%
    90+ days past due                                1.0%          1.0%          1.0%           1.0%             1.0%          0.9%

CFS loan loss reserves (millions):
  Beginning balance                                  $ 59          $ 63          $ 60           $ 56             $ 59          $ 25
    Provision                                          32            23            17             21               93           140
    Net charge-offs                                   (28)          (26)          (22)           (23)             (99)         (107)
    Other                                               -             -             1              -                1             1
                                             ------------- -------------  ------------  -------------    -------------  ------------
  Ending balance                                     $ 63          $ 60          $ 56           $ 54             $ 54          $ 59
                                             ============= =============  ============  =============    =============  ============
    % of CFS loans                                   4.1%          4.1%          4.0%           4.0%             4.0%          3.7%
    % of 30 days past due CFS loans                   83%           75%           75%            60%              60%           68%
  Net write-off rate                                 7.2%          7.0%          6.2%           6.6%             6.8%          6.4%

Assets owned, managed / administered
  Owned                                            $ 13.1        $ 13.8        $ 14.5         $ 14.2           $ 14.2        $ 13.2
  Managed / administered                             13.1          14.1          15.0           16.2             16.2          12.5
                                             ------------- -------------  ------------  -------------    -------------  ------------
    Total                                          $ 26.2        $ 27.9        $ 29.5         $ 30.4           $ 30.4        $ 25.7
                                             ============= =============  ============  =============    =============  ============



(A) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(B) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.